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                                                                    Exhibit 23.1
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                                 Accountants' Consent
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The Board of Directors
St. Joe Corporation:



    We consent to the use of our reports incorporated herein by reference.


                                       /s/  KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP

Jacksonville, Florida
March 18, 1997